SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
                        Securities Exchange Act of 1934

   Filed by the Registrant /X/ Filed by a Party other than the Registrant / /

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Check the appropriate box:
/ / Preliminary Proxy Statement
/ / Confidential, for Use of the Commission Only
    (as permitted by Rule 14a-6(e(2))
/ / Definitive Proxy Statement
/X/ Definitive Additional Materials
/ / Soliciting Material Pursuant to sec. 240.14a-11(c) or sec. 240.14a-12
                     Health and Retirement Properties Trust
                (Name of Registrant as Specified In Its Charter)

                     Health and Retirement Properties Trust
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):
/ / $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(j)(2)
       or Item 22 (a)(2) of Schedule 14A.
/ / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3). / / Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

         1) Title of each class of securities to which transaction applies:

         2) Aggregate number of securities to which transaction applies:

         3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined.):

         4) Proposed maximum aggregate value of transaction:

         5) Total fee paid:

/X/ Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         1) Amount Previously Paid:

         2) Form, Schedule or Registration Statement No.:

         3) Filing Party:

         4) Date Filed:

                     HEALTH AND RETIREMENT PROPERTIES TRUST
                                400 Centre Street
                           Newton, Massachusetts 02158





                        NOTICE OF ADJOURNMENT IN PART OF
                         ANNUAL MEETING OF SHAREHOLDERS

                            to be held June 28, 1996



To the Shareholders of
   Health and Retirement Properties Trust

     Notice is hereby given that the Annual Meeting of Shareholders of Health and Retirement Properties Trust (the "Company"), which commenced May 14, 1996, has been adjourned in part until June 28, 1996. The meeting will reconvene at 10:00 A.M. on Friday, June 28, 1996, at State Street Bank and Trust Company, 225 Franklin Street, 33rd Floor, Boston, Massachusetts, for the following purposes only:

          1. To consider and act upon a proposal to amend the Declaration of Trust to allow the Board of Trustees to increase or decrease the authorized capital stock of the Company.

          2. To consider and act upon such other matters as may properly come before the meeting.

     The Board of Trustees has previously fixed the close of business on March 21, 1996 as the record date for determination of the shareholders entitled to notice of and to vote at the meeting and at any adjournments thereof.

                                        By Order of the Board of Trustees,


                                        DAVID J. HEGARTY, Secretary


May 20, 1996



WHETHER OR NOT YOU EXPECT TO BE AT THE MEETING, PLEASE SIGN, DATE AND RETURN YOUR PROXY IN THE ENVELOPE ENCLOSED HEREWITH. PLEASE ACT PROMPTLY.

                     HEALTH AND RETIREMENT PROPERTIES TRUST
                                400 Centre Street
                           Newton, Massachusetts 02158

                            SUPPLEMENTAL MATERIAL TO
                      PROXY STATEMENT, DATED APRIL 10, 1996

                 Relating to the Annual Meeting of Shareholders,
     Commenced Tuesday, May 14, 1996 and Adjourned to Friday, June 28, 1996

     Notice of the adjournment of the Annual Meeting of Shareholders (the "Meeting") of Health and Retirement Properties Trust (the "Company"), described above, is set forth on the opposite side of this page. In connection with the prior solicitation of a proxy by the Board of Trustees of the Company, a proxy statement dated April 10, 1996 (the "Proxy Statement"), accompanied by the form of such proxy and a copy of the Company's Annual Report to Shareholders for the year ended December 31, 1995 (including audited financial statements of the Company), were first sent to shareholders on or about April 11, 1996. This Supplemental Material is first being sent to shareholders on or about May 20, 1996, for the purpose of supplementing the information in the Proxy Statement.

     The Meeting commenced on May 14, 1996. After conclusion of the voting with respect to the election of Trustees of the Company in Group I of the Board of Trustees (Item 1 described in the Proxy Statement), at which both nominees, Bruce M. Gans, M.D., and Barry M. Portnoy, were reelected as Trustees for three-year terms, the meeting was adjourned until June 28, 1996 due to receipt of insufficient votes to act on Item 2 described in the Proxy Statement, a proposal to amend the Company's Declaration of Trust to allow the Board of Trustees to increase or decrease the authorized capital stock of the Company without further shareholder approval.

      There is enclosed herewith a form of proxy solicited by the Board of Trustees of the Company with respect to the adjourned Meeting. The cost of this supplemental solicitation will be borne by the Company. In addition to solicitation by mail, the Trustees and officers of the Company may solicit proxies personally or by telephone or telegram. The Company has also engaged the firm of Corporate Investor Communications, Inc. ("CIC") to assist in the solicitation of proxies with respect to Item 2 described in the Proxy Statement. The Company has agreed to pay to CIC a fee of $5,500 and to reimburse it for certain expenses in connection with such services. The Company has also agreed to indemnify CIC for certain liabilities and other matters in connection with such services. The Company and CIC may request record holders of the Company's common shares of beneficial interest ("Common Shares") beneficially owned by others to forward this supplemental material to the beneficial owners of such Common Shares and may reimburse such record holders for their reasonable expenses incurred in doing so.

     The record date for the adjourned Meeting remains March 21, 1996, and only shareholders of record on such date are entitled to vote at the Meeting or any additional adjournments thereof. Any valid proxy earlier delivered by a shareholder in connection with the meeting will continue to be voted as described in such proxy and the Proxy Statement, unless revoked any time prior to its exercise by delivering to the Secretary of the Company a written revocation or a duly executed proxy (including in the form provided herewith) bearing a later date, or by attending the Meeting and voting his or her Common Shares in person. The Board of Trustees refers shareholders to the Proxy Statement for additional information relating to the matters discussed above.

     THE BOARD OF TRUSTEES REQUESTS THAT YOU PLEASE RESPOND PROMPTLY.

                                          By Order of the Board of Trustees


                                          DAVID J. HEGARTY, Secretary

Newton, Massachusetts
May 20, 1996

[FRONT]
                     HEALTH AND RETIREMENT PROPERTIES TRUST
                 400 Centre Street, Newton, Massachusetts 02158

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES


         The undersigned hereby appoints GERARD M. MARTIN, BARRY M, PORTNOY, and DAVID J. HEGARTY, and each of them, as Proxies of the undersigned, each with the power to appoint his substitute, and hereby authorizes a majority of them, or any one if only one be present, to represent and to vote, as designated below, all the Common Shares of Beneficial Interest of Health and Retirement Properties Trust held of record by the undersigned or with respect to which the undersigned is entitled to vote or act, at the June 28, 1996 adjourned session of the Annual Meeting of Shareholders commenced on May 14, 1996 or any additional adjournment thereof.

This proxy when properly executed will be voted in the manner directed here by the undersigned shareholders. If no direction is made, this proxy will be voted FOR Proposal A.

PLEASE VOTE, DATE, AND SIGN ON OTHER SIDE AND RETURN PROMPTLY IN ENCLOSED ENVELOPE.

NOTE: Please sign exactly as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

Address Change/Comments:
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[REVERSE]
|X|      PLEASE MARK VOTES AS IN THIS EXAMPLE

A.) Amendment to the Declaration to allow the Trustees to increase or decrease the authorized capital stock of the Company.


          For                     Against                   Abstain
          / /                      / /                       / /


B.) In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.



Mark box at right if comments or address changes are noted on the reverse side of this card.

Please be sure to sign and date this Proxy.

DATE: ________________                      RECORD DATE SHARES:


- ---------------------------------           ---------------------------------
Shareholder Sign Here                       Co-owner Sign Here